EXHIBIT 3.1

200602001330

DATE:	DOCUMENT ID	DESCRIPTION	FILING	EXPED	PENALTY	CERT	COPY
01/20/2006	200602001330	DOMESTIC/AMENDMENT TO ARTICLES (AMD)	*********	100.00	.00	.00	.00

Receipt

This is not a bill. Please do not remit payment.

CARLILE, PATCHEN & MURPHY
366 E. BROAD STREET
COLUMBUS, OH 43215

STATE OF OHIO

CERTIFICATE

Ohio Secretary of State, J. Kenneth Blackwell

801461

It is hereby certified that the Secretary of State of Ohio has custody of the business records for

ADCARE HEALTH SYSTEMS, INC.

and, that said business records show the filing and recording of:

Document(s):	Document No(s):
DOMESTIC/AMENDMENT TO ARTICLES	**200602001330**

United States of America
State of Ohio
Office of the Secretary of State

Witness my hand and the seal of the Secretary of State at Columbus, Ohio this 19th day of January, A.D. 2006.

Ohio Secretary of State

Prescribed by J. Kenneth Blackwell
Ohio Secretary of State
Central Ohio: (614) 466-3910
Toll Free: 1-877-SOS-FILE (1-877-767-3453)

www.state.oh.us/sos
e-mail: busserv@sos state oh us

Expedite this Form: (Select One)	
Mail Form to one of the Following:	
◉ Yes	PO Box 1390 Columbus, OH 43216 *** Requires an additional fee of $100 ***
○ No	PO Box 1028 Columbus, OH 43216

Certificate of Amendment by Shareholders or Members

(Domestic)

Filing Fee $50.00

(CHECK ONLY ONE (1) BOX)

(1) Domestic for Profit	PLEASE READ INSTRUCTION	(2) Domestic Non-Profit	
☐ Amended (122-AMAP)	☑ Amendment (125-AMDS)	☐ Amended (126-AMAN)	☐ Amendment (128-AMD)

Complete the general information in this section for the box checked above.

Name of Corporation: ADCARE HEALTH SYSTEMS, INC.

Charter Number: 801461

Name of Officer: DAVID A. TENWICK

Title: CHAIRMAN

☑ Please check if additional provisions attached.

The above named Ohio corporation, does hereby certify that:

☑ A meeting of the ☑ shareholders ☐ directors *(non-profit amended articles only)*

☐ members was duly called and held on December 9, 2005 (Date)

at which meeting a quorum was present in person or by proxy, based upon the quorum present, an affirmative vote was cast which entitled them to exercise a majority of the voting power of the corporation

☐ In a writing signed by all of the ☐ shareholders ☐ directors *(non-profit amended articles only)*
☐ members who would be entitled to the notice of a meeting or such other proportion not less than a majority as the articles of regulations or bylaws permit

Clause applies if amended box is checked.

Resolved, that the following amended articles of incorporation be, and the same are hereby, adopted to supersede and take the place of the existing articles of incorporation and all amendments thereto

All of the following information must be completed if an amended box is checked.
If an amendment box is checked, complete the areas that apply.

FIRST: The name of the corporation is: ______________________

SECOND: The place in the State of Ohio where its principal office is located is in the City of:

______________________ (city, village or township) ______________________ (county)

THIRD: The purposes of the corporation are as follows:

FOURTH: The number of shares which the corporation is authorized to have outstanding is: 15,000,000**
(Does not apply to box (2))
**See Addendum

REQUIRED
Must be authenticated (**signed**) by an authorized representative
(See Instructions)

David A. Tenwick (signature) — 1/11/06
David A. Tenwick
Chairman
Date

____
Authorized Representative
Date

____
Authorized Representative
Date

078198 009
#691548

ADDENDUM
TO
AMENDMENT TO ARTICLES OF INCORPORATION
OF
ADCARE HEALTH CARE SYSTEMS, INC.

FOURTH (continued):

,divided into two classes consisting of (1) 14,500,000 shares, no par value, common, and (2) 500,000 shares of Serial Preferred, which Serial Preferred Shares may be issued for any purpose and for such consideration as may be fixed from time to time by the Board of Directors without further approval from the shareholders except where required by law;

Division A and Division B of the Company's Articles of Incorporation are also deleted in their entirety

TWELFTH: The terms of the offices of the Directors shall be staggered as follows: three (3) Directors shall serve one-year terms; three (3) Directors shall serve two-year terms; and three (3) Directors shall serve three-year terms.

THIRTEENTH: The Shareholders shall have no right to vote cumulatively in the election of Directors as provided in R.C. §1701.55.

FOURTEENTH: The Company has been duly authorized to proceed with a reverse stock split, whereby the total number of shares outstanding, as of December 9, 2005, shall be reduced by a ratio of 0.40 shares for each share currently outstanding (the "Reverse Stock Split") In connection with the Reverse Stock Split, the Company will issue new shares certificates to the Shareholders of record and may issue fractional shares where necessary

05654-1476

The State of Ohio

Bob Taft

Secretary of State

801461

Certificate

It is hereby certified that the Secretary of State of Ohio has custody of the Records of Incorporation and Miscellaneous Filings; that said records show the filing and recording of: AMD INC

of:

ADCARE HEALTH SYSTEMS, INC.

United States of America
State of Ohio
Office of the Secretary of State

Recorded on Roll 5654 at Frame 1477 of the Records of Incorporation and Miscellaneous Filings.

Witness my hand and the seal of the Secretary of State at Columbus, Ohio, this 13TH **day of** SEP ,

A.D. 19 96 .

THE SEAL OF THE SECRETARY OF STATE OF OHIO

WITH GOD ALL THINGS ARE POSSIBLE

Bob Taft

Secretary of State

05654-1477

Prescribed by
BOB TAFT, Secretary of State
30 East Broad Street, 14th Floor
Columbus, Ohio 43266-0418

Charter No.	80146
Approved	MR
Date	9/13/96
Fee	15,035.00

96091659101

CERTIFICATE OF AMENDMENT BY SHAREHOLDERS TO THE ARTICLES OF INCORPORATION OF

ADCARE HEALTH SYSTEMS, INC.   charter # 801461

(Name of Corporation)

DAVID A. TENWICK, who is:

[X] Chairman of the Board [ ] President [ ] Vice President (Please check one.)

and CAROL J. GROEBER, who is:

[ ] Secretary [X] Assistant Secretary (Please check one.)

of the above named Ohio corporation organized for profit does hereby certify that: (Please check the appropriate box and complete the appropriate statements.)

[X] a meeting of the shareholders was duly called for the purpose of adopting this amendment and held on AUGUST 30, 19 96 at which meeting a quorum of the shareholders was present in person or by proxy, and by the affirmative vote of the holders of shares entitling them to exercise ______ % of the voting power of the corporation.

[ ] in a writing signed by all of the shareholders who would be entitled to notice of a meeting held for that purpose, the following resolution to amend the articles was adopted:

To amend Article First of the Articles of Incorporation so as to increase the authorized number of Common Shares from 1,500,000 to 7,500,000.

Number of authorized shares
1,500,000 COMMON SHARES
200,000 SERIAL PREFERENCE SHARES, ISSUABLE IN SERIES

RECEIVED
1996
BOB TAFT
SECRETARY OF STATE

IN WITNESS WHEREOF, the above named officers, acting for and on the behalf of the corporation, have hereto subscribed their names this 11th day of September, 19 96.

RECEIVED
SEP 13 1996
BOB TAFT
SECRETARY OF STATE

By [signature] David A. Tenwick
(Chairman, ~~President, Vice President~~)

By [signature] Carol J. Groeber
(~~Secretary~~, Assistant Secretary)

NOTE: OHIO LAW DOES NOT PERMIT ONE OFFICER TO SIGN IN TWO CAPACITIES, TWO SEPARATE SIGNATURES ARE REQUIRED, EVEN IF THIS NECESSITATES THE ELECTION OF A SECOND OFFICER BEFORE THE FILING CAN BE MADE.

The State of Ohio

Bob Taft

Secretary of State

801461

Certificate

It is hereby certified that the Secretary of State of Ohio has custody of the Records of Incorporation and Miscellaneous Filings; that said records show the filing and recording of: AMD CHN INC

of:

ADCARE HEALTH SYSTEMS, INC. FORMERLY PASSPORT RETIREMENT, INC.

United States of America
State of Ohio
Office of the Secretary of State

Recorded on Roll 5293 at Frame 0041 of the Records of Incorporation and Miscellaneous Filings.

Witness my hand and the seal of the Secretary of State at Columbus, Ohio, this 28TH **day of** SEP ,

A.D. 19 95 .

Bob Taft

Bob Taft
Secretary of State

Prescribed by
BOB TAFT, Secretary of State **05293-0041**
30 East Broad Street, 14th Floor
Columbus, Ohio 43266-0418

Charter No.	801466
Approved	CR
Date	9-08-95
Fee	2535.00

950928167011

CERTIFICATE OF AMENDMENT
BY SHAREHOLDERS TO THE ARTICLES OF INCORPORATION OF

PASSPORT RETIREMENT, INC
(Name of Corporation)

DAVID A. TENWICK, who is:

☒ Chairman of the Board ☐ President ☐ Vice President (Please check one.)

and CAROL J. GROEBER, who is:

☐ Secretary ☒ Assistant Secretary (Please check one.)

of the above named Ohio corporation organized for profit does hereby certify that: (Please check the appropriate box and complete the appropriate statements.)

☒ a meeting of the shareholders was duly called for the purpose of adopting this amendment and held on AUGUST 18, 19 95 at which meeting a quorum of the shareholders was present in person or by proxy, and by the affirmative vote of the holders of shares entitling them to exercise 100 % of the voting power of the corporation.

☐ in a writing signed by all of the shareholders who would be entitled to notice of a meeting held for that purpose, the following resolution to amend the articles was adopted:

To amend Article First of the Articles of Incorporation to change the name of the Company to AdCare Health Systems, Inc.

To amend Article Fourth of the Articles of Incorporation so as to increase the authorized number of Common Shares from 500,000 to 1,500,000.

IN WITNESS WHEREOF, the above named officers, acting for and on the behalf of the corporation, have hereto subscribed their names this 27 day of September, 19 95.

By David A Tenwick Chairman
(Chairman, ~~President, Vice President~~)

By Carol J. Groeber
(Secretary, Assistant Secretary)

RECEIVED
SEP 2 8 1995

RECEIVED
SEP 2 8 1995
BOB TAFT
SECRETARY OF STATE

NOTE: OHIO LAW DOES NOT PERMIT ONE OFFICER TO SIGN IN TWO CAPACITIES. TWO SEPARATE SIGNATURES ARE REQUIRED, EVEN IF THIS NECESSITATES THE ELECTION OF A SECOND OFFICER BEFORE THE FILING CAN BE MADE.

SHARE

The State of Ohio

Bob Taft

Secretary of State

801461

Certificate

It is hereby certified that the Secretary of State of Ohio has custody of the Records of Incorporation and Miscellaneous Filings; that said records show the filing and recording of: AMD

of:

PASSPORT RETIREMENT, INC.

United States of America
State of Ohio
Office of the Secretary of State

Recorded on Roll H679 at Frame 1376 of the Records of Incorporation and Miscellaneous Filings.

Witness my hand and the seal of the Secretary of State at Columbus, Ohio, this 2ND **day of** SEP ,

A.D. 19 93 .

Bob Taft

Bob Taft
Secretary of State

1376

80146 1
APPROVED
By MPS
Date 9/2/93
Amount $35.00
9309021780 1

CERTIFICATE OF AMENDMENT
TO
ARTICLES OF INCORPORATION
OF
PASSPORT RETIREMENT, INC.

The undersigned President and Secretary of Passport Retirement (the "Corporation"), an Ohio corporation, do hereby certify that a meeting of the directors was duly called and held on June 7, 1993 and pursuant to the provisions of Section 1701.70 of the Ohio Revised Code and upon a motion duly made, seconded and unanimously passed, the following resolution was adopted to amend the articles of incorporation:

RESOLVED, That DIVISION B (a) of Article Fourth, entitled "Number of Shares" (page HC592-1430 as numbered by the Secretary of State) be amended to reduce the number of shares of Series A from 80,000 to 20,800, the number of shares outstanding; and to further amend Article Fourth by establishing a second series of Serial Preference Shares which provisions shall be in DIVISION C to read as set forth below:

DIVISION C

Express Terms of the 6% Convertible
Preference Shares, Series B

There is hereby established a second series of Serial Preference Shares to which the following provisions shall be applicable:

(a) Designation of Series. The series shall be designated "6% Convertible Preference Shares, Series B" (hereinafter called "Series B").

(b) Number of Shares. The number of shares of Series B is 100,000 which number the Board of Directors may increase or decrease (but not below the number of shares of the series then outstanding).

(c) Dividend Rate. The dividend rate of Series B is $.75 per share per annum, commencing 1993, provided that earnings are available therefore.

RECEIVED
SEP 2 1993
TAFT
OF STATE

(d) Dividend Payment Dates; Cumulation Dates. The dates at which dividends on the Series B shares shall be payable are August 26, 1994, and of each year thereafter. Dividends on Series B shares shall be cumulative from and after the date of issuance thereof.

(e) Redemption Prices. The Series B shares shall not be redeemable by the Corporation prior to August 26, 1996. Thereafter, the Series A shares may be redeemable by the Corporation for $13.75 per share in cash until August 26, 2003, at which time all the outstanding Series B shares shall be redeemed by the Corporation for $13.75 per share in cash.

(f) Liquidation Rights. The amount payable on the Series B shares in the event of voluntary liquidation, dissolution or winding up of the affairs of the Corporation shall be $12.50 per share; and in the case of involuntary liquidation, involuntary dissolution or involuntary winding up of the affairs of the Corporation, the holders of the Series B shares shall, as such holders, (except with respect to any series as to which the Board of Directors shall have otherwise provided pursuant to Section 1 (g) of Division A, and solely to the extent of such provision) receive distribution of the assets of the Corporation ratably with the holders of shares of all other classes, share for share, without distinction by reason of class.

(g) Conversion Rights.

(1) Subject to and upon compliance with the provisions of this Section (g), the Series B shares may at the option of the holder at any time prior to August 27, 2000, or, in the case of shares called for redemption, (until and including the day prior to the date fixed for redemption but not thereafter if payment of the redemption price has been duly provided for by the date fixed for redemption) be converted into shares of Common Shares as provided in this Division B.

(2) The holder of each share of Series B may exercise the conversion privilege in respect thereof by delivering to any transfer agent of the Series B shares (A) the certificate for the share to be converted and (B) written notice that the holder elects to convert such share and stating the name or names (with address) in which the certificate for Common Shares is to be issued. Conversion shall be deemed to have been effected on the date when such delivery is made, and such date is referred to in this Section (g) as the "conversion date". On the conversion date or as promptly thereafter as practicable, the Corporation shall issue and deliver to the holder of the Series B shares surrendered for conversion, or on his written order, a certificate for the number of full shares of Common Shares, issuable upon the conversion of such Series B shares and scrip in respect of any fraction of a share as provided in Paragraph (3) of this Section (g). The person in whose name the share certificate is to be issued shall be deemed to have become a holder of Common Shares of record on the conversion date. No adjustment to the Common Shares issued on conversion shall be made by reason of any accumulated dividends on the Series B shares converted.

(3) The Corporation shall not be required to issue fractional shares of Common Shares upon conversion of Series B shares. If more than one share of Series B shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares so surrendered. If any fractional interest in a share of Common Shares would otherwise be deliverable upon the conversion of any Series B share, the Corporation shall in lieu of delivering a fractional share therefor, issue registered scrip certificated for such fractional interests which shall carry with them no rights other than the right to be assigned, to be combined and divided and to be exchanged, when surrendered with other like certificates in amounts aggregating a full share or multiples thereof, for the full share or shares in lieu of which such scrip was issued. Such scrip shall expire on November 30, 2000.

(4) On or before August 26, 1998, the holders of Series B shares may convert any of their such holdings to Common Shares on a basis of one share of Series B for one Common Share.

From August 27, 1998, to August 26, 2000, the holders of Series B shares may convert any or all of their holding to Common Shares on a basis of one share of Series B for four/fifths of a Common Share.

(5) If the Corporation splits or combines the outstanding Common Shares, the conversion rate then in effect shall be proportionately increased in the case of a split or decreased in the case of a combination, so as appropriately to reflect the same, in each case as of the opening of business on the date following the date on which such split or combination became effective.

(6) Whenever the conversion rate is adjusted as above provided, the Corporation shall forthwith place on file with each transfer agent of the Series B shares, a statement signed by the President or a Vice-President of the Corporation and by its Treasurer or its Secretary or an Assistant Secretary showing in detail the facts requiring such adjustment and the conversion rate after such adjustment and shall exhibit the same from time to time to any holder of Series B shares desiring an inspection thereof.

(7) The issue of share certificates on conversion of Series B shares shall be without charge to the converting shareholder for any original issue tax in respect of the issue thereof. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares in any name other than the holder of Series B shares converted, and the Corporation shall not be required to issue or deliver any such share certificate unless and until the person or persons requesting the issue thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

(8) The Corporation hereby reserves and shall at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued shares, for the purpose of effecting the conversion of the Series B shares, such number of its duly authorized shares of Common Shares as shall from time to time be sufficient to effect the conversion of all outstanding Series B shares.

IN WITNESS WHEREOF, the undersigned officers of the Corporation, acting for and on behalf of said Corporation, have hereunto subscribed their respective names on August 26, 1993.

PASSPORT RETIREMENT, INC.

By ______________________
President

By ______________________
Secretary

H0592-1423

The State of Ohio

Bob Taft

Secretary of State

801461

Certificate

It is hereby certified that the Secretary of State of Ohio has custody of the Records of Incorporation and Miscellaneous Fillings; that said records show the filing and recording of: AMD INC

of:

PASSPORT RETIREMENT, INC.

United States of America
State of Ohio
Office of the Secretary of State

Recorded on Roll H592 at Frame 1424 of the Records of Incorporation and Miscellaneous Fillings.

Witness my hand and the seal of the Secretary of State at Columbus, Ohio, this 3RD **day of** MAY ,

A.D. 19 93 .

Bob Taft
Secretary of State

801461

HC592-1424

APPROVED
By RB
Date 5/3/93
Amount $4,185.00
93042304001

CERTIFICATE OF AMENDMENT
TO
ARTICLES OF INCORPORATION
OF
PASSPORT RETIREMENT, INC.

The undersigned President and Secretary of Passport Retirement (the "Corporation"), an Ohio corporation, do hereby certify that, in a writing dated April 24, 1992, and signed pursuant to the provisions of Section 1701.54 of the Ohio Revised Code by all of the shareholders of the Corporation, the following resolution was adopted to amend the articles of incorporation:

RESOLVED, that the shareholders of this Corporation hereby amend Article FOURTH of the Corporation's Articles of Incorporation by deleting Article FOURTH in its entirety and adopting in lieu thereof a new Article FOURTH as set forth below:

FOURTH: The number of authorized shares of the Corporation is 700,000, consisting of the following classes:

(a) 200,000 Serial Preference Shares, issuable in series.

(b) 500,000 Common Shares.

The express terms of each such class of shares are as follows:

DIVISION A

Express Terms of the
Serial Preference Shares

Section 1. The Serial Preference Shares may be issued from time to time, the first series being the 6% Convertible Preference Shares, Series A, established in Division B. All shares of Serial Preference Shares shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of each series shall be identical with all other shares of such series, except as to the date from which dividends are cumulative. Subject to the provisions of Section 2 to 8, both inclusive, of this

RECEIVED
BOB TAFT
SECRETARY OF STATE

Division, which provisions shall apply to all Serial Preference Shares, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series and with respect to each such series (excepting 6% Convertible Preference Shares, Series A, established in Division B) prior to the issuance thereof to fix:

(a) The designation of the series, which may be by distinguishing number, letter or title.

(b) The number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase or decrease (but not below the number of shares thereof then outstanding).

(c) The annual dividend rate of the series.

(d) The dates at which dividends, if declared, shall be payable, and the dates from which dividends shall be cumulative.

(e) The redemption rights, obligations and price or prices, if any, for shares of the series.

(f) The terms and amount of any sinking fund which may be provided for the purchase or redemption of shares of the series.

(g) The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

(h) Whether the shares of the series shall be convertible into Common Shares and, if so, the conversion ration, any adjustments thereof, and all other terms and conditions upon which such conversion may be made.

(i) Restrictions (in addition to those set forth in Section 6(b) of this Division) on the issuance of shares of the same series or of any other class or series.

The Board of Directors is authorized to adopt from time to time amendments to the Articles of Incorporation fixing or changing, with respect to each such series, the matters described in clauses (a) to (i), both inclusive, of this Section 1 provided that as regards the 6% Convertible Preference Shares, Series A, established in Division B, the Board of Directors shall not change, add to or delete provisions thereof as stated in such Division B.

Section 2. The holders of Serial Preference Shares of each series, in preference to the holders of Common Shares and of any other class of shares ranking junior to the Serial Preference Shares, shall be entitled to receive out of any funds legally available and when, if and as declared by the Board of Directors dividends in cash at the rate for such series fixed, in the case of the 6% Convertible Preference Shares, Series A, in Section 1 of Division B and fixed in the case of any other series in accordance with the provision of Section 1 of this Division and no more, payable on the dates fixed for such series. Any such dividends shall be cumulative, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series. No dividends may be paid upon or declared or set apart for any of the Serial Preference Shares for any quarterly dividend period unless at the same time a like proportionate dividend for the same quarterly dividend period, in proportion to the respective annual dividend rates fixed therefor, shall be paid upon or declared or set apart for all Serial Preference Shares of all series then issued and outstanding and entitled to receive such dividend.

Section 3. In no event so long as any Serial Preference Shares shall be outstanding shall any dividends, except payable in Common Shares or other shares ranking junior to the Serial Preference Shares, be paid or declared or any distribution be made except as aforesaid on the Common Shares or any other shares ranking junior to the Serial Preference Shares, nor shall any Common Shares or any other shares ranking junior to the Serial Preference Shares be purchased, retired or otherwise acquired by the Corporation (except out of the proceeds of the sale of Common Shares or other shares ranking junior to the Serial Preference Shares received by the Corporation:

(a) Unless all accrued and unpaid dividends on Preference Shares, including the full dividends for the current quarterly dividend period, shall have been declared and paid or a sum sufficient for payment thereof set apart; and

(b) Unless there shall be no arrearages with respect to the redemption of Serial Preference Shares of any series in accordance with the redemption provisions of such Serial Preference Shares.

Section 4. (a) Subject to the express terms of each series, the Corporation may from time to time redeem all or any part of the Serial Preference Shares of any series at the time outstanding (i) at the option of the Board of Directors

at the applicable redemption price for such series fixed in the case of the 6% Convertible Preference Shares, Series A, in Section (e) of Division B, and in the case of any other series in accordance with the provisions of Section 1 of this Division, or (ii) in fulfillment of the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of Section 1 of the Division; together in each case with an amount equal to all dividends accrued and unpaid thereon to the redemption date.

(b) Notice of every such redemption shall be mailed, postage prepaid, to the holders of record of the Serial Preference Shares to be redeemed at their respective addresses then appearing on the books of the Corporation, not less than thirty (30) days nor more than sixty (60) days prior to the date fixed for such redemption. At any time before or after notice has been given as above provided, the Corporation may segregate on its books an amount equal to the aggregate redemption price of the shares of Serial Preference Shares to be redeemed for the purpose of such redemption. Upon the making of such segregation such holders shall cease to be shareholders with respect to such shares, and after such notice shall have been given and such deposit shall have been made, such holders shall have no interest in or claim against the Corporation with respect to such shares except only to receive such money without interest or the right to exercise, before the redemption date, any unexpired privileges of conversion. In case less than all of the outstanding shares of Serial Preference Shares are to be redeemed, the Corporation shall select pro rata or by lot the shares so to be redeemed in such manner as shall be prescribed by its Board of Directors.

If the holders of shares of Serial Preference Shares which shall have been called for redemption shall not, within six years after such segregation, claim the amount due for the redemption thereof, the Corporation shall be relieved of all responsibility in respect thereof and to such holders.

(c) Any shares of Serial Preference Shares which are redeemed by the Corporation pursuant to the provision of Section 4 and any shares of Serial Preference Shares which are purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series and any shares of Serial Preference Shares which are converted in accordance with the express terms thereof and any shares of Serial Preference Shares otherwise acquired by the Corporation shall be deemed retired.

Section 5. (a) The holders of Serial Preference Shares of all outstanding series shall, in case of voluntary

liquidation, voluntary dissolution or voluntary winding up of the affairs of the Corporation, be entitled to receive in full out of the assets of the Corporation, including its capital, before any amount shall be paid or distributed among the holders of the Common Shares or any other shares ranking junior to the Serial Preference Shares, the amounts fixed with respect to the shares of the 6% Convertible Preference Shares, Series A, in Section (f) of Division B, and fixed with respect to the shares of any other series in accordance with Section 1 of this Division; plus in either event an amount equal to all dividends declared and unpaid thereon to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the affairs of the Corporation. In case the net assets of the Corporation legally available therefor are insufficient to permit the payment upon all outstanding shares of Serial Preference Shares of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon outstanding shares of Serial Preference Shares in proportion to the full preferential amount to which each such share is entitled.

After payment to holders of Serial Preference Shares of the full preferential amounts as aforesaid, holders of Serial Preference Shares as such shall have no right or claim to any of the remaining assets of the Corporation.

In case of involuntary liquidation, involuntary dissolution or involuntary winding up of the affairs of the Corporation, the holders of Serial Preference Shares shall, as such holders, (except with respect to any series as to which the Board of Directors shall have otherwise provided pursuant to Section 1 (g) of the Division A, and solely to the extent of such provision) receive distribution of the assets of the Corporation ratably with the holders of shares of all other classes, share for share, without distinction by reason of class.

(b) The merger or consolidation of the Corporation into or with any other corporation, or the merger of any other corporation into it, or the sale, lease or conveyance of all or substantially all the property or business of the Corporation, shall not be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section 5.

Section 6. (a) The holders of Serial Preference Shares shall be entitled to one vote for each share; and, except as otherwise provided herein or required by law, the holders of Serial Preference Shares and the holders of Common Shares shall vote together as one class on all matters.

(b) To the extent not forbidden by statute, the vote or consent of the holders of at least a majority of the

shares of Serial Preference Shares at the time outstanding, given in person or by proxy either in writing or at a meeting called for the purpose at which the holders of Serial Preference Shares shall vote separately as a class, shall be necessary to effect any one or more of the following (but so far as the holders of Serial Preference Shares are concerned, such action may be effected with such vote or consent):

(i) Any amendment, alteration or repeal of any of the provisions of the Articles of Incorporation or of the Regulations of the Corporation which affects adversely the voting powers, rights of preferences of the holders of Serial Preference Shares; provided, however, that for the purpose of this clause (i) only, neither the amendment of the Articles of Incorporation so as to authorize or create, or to increase the authorized or outstanding amount of any shares of any class ranking junior to the Serial Preference Shares, which is not contrary to the provision of any amendment to the Articles of Incorporation authorizing a series of preferred shares, nor the amendment of The Articles of Incorporation for an increase in the authorized number of shares of Serial Preference Shares, nor the amendment of the provisions of the Regulations so as to increase the number of Directors of the Corporation shall be deemed to affect adversely the voting powers, rights or preferences of the holders of Serial Preference Shares; and provided further, that if such amendment, alteration or repeal affects adversely the rights or preferences of one or more but not all series of Serial Preference Shares at the time outstanding, only the vote or consent of the holders of at least a majority of the number of the shares at the time outstanding of the series so affected shall be required;

(ii) The authorization or creation of, or the increase in the authorized amount of, any shares of any class, or any security convertible into shares of any class, ranking prior to the Serial Preference Shares.

Section 7. For the purpose of this Division A:

Whenever reference is made to shares "ranking prior to the Serial Preference Shares" or "on a parity with the Serial Preference Shares", such reference shall mean and include all shares of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends or as to distributions in the event of a voluntary liquidation, dissolution or winding up of the affairs of the Corporation are given preference over, or rank on an equality with (as the case may be) the rights of the holders of Serial

Preference Shares; and whenever reference is made to shares "ranking junior to the Serial Preference Shares", such reference shall mean and include all shares of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends and as to distributions in the event of a voluntary liquidation, dissolution or winding up of the affairs of the Corporation are junior and subordinate to the rights of the holders of Serial Preference Shares.

DIVISION B

Express Terms of the 6% Convertible Preference Shares, Series A

There is hereby established a first series of Serial Preference Shares to which the following provisions shall be applicable:

(a) Designation of Series. The series shall be designated "6% Convertible Preference Shares, Series A" (hereinafter called "Series A").

(b) Number of Shares. The number of shares of Series A is 80,000, which number the Board of Directors may increase or decrease (but not below the number of shares of the series then outstanding).

(c) Dividend Rate. The dividend rate of Series A is $.75 per share per annum, commencing 1992, provided that earnings are available therefore.

(d) Dividend Payment Dates; Cumulation Dates. The dates at which dividends on the Series A shares shall be payable are April 24, 1993, and of each year thereafter. Dividends on Series A shares shall be cumulative from and after the date of issuance thereof.

(e) Redemption Prices. The Series A shares shall not be redeemable by the Corporation prior to April 24, 1995. Thereafter, the Series A shares may be redeemable by the Corporation for $13.75 per share in cash until April 24, 2002, at which time all the outstanding Series A shares shall be redeemed by the Corporation for $13.75 per share in cash.

(f) Liquidation Rights. The amount payable on the Series A shares in the event of voluntary liquidation, dissolution or winding up of the affairs of the Corporation shall be $12.50 per share; and in the case of involuntary liquidation, involuntary dissolution or involuntary winding up of the affairs of the Corporation, the holders of the Series A shares

shall, as such holders, (except with respect to any series as to which the Board of Directors shall have otherwise provided pursuant to Section 1 (g) of Division A, and solely to the extent of such provision) receive distribution of the assets of the Corporation ratably with the holders of shares of all other classes, share for share, without distinction by reason of class.

(g) Conversion Rights.

(1) Subject to and upon compliance with the provisions of this Section (g), the Series A shares may at the option of the holder at any time prior to April 25, 1999, or, in the case of shares called for redemption, (until and including the day prior to the date fixed for redemption but not thereafter if payment of the redemption price has been duly provided for by the date fixed for redemption) be converted into shares of Common Shares as provided in this Division B.

(2) The holder of each share of Series A may exercise the conversion privilege in respect thereof by delivering to any transfer agent of the Series A shares (A) the certificate for the share to be converted and (B) written notice that the holder elects to convert such share and stating the name or names (with address) in which the certificate for Common Shares is to be issued. Conversion shall be deemed to have been effected on the date when such delivery is made, and such date is referred to in this Section (g) as the "conversion date". On the conversion date or as promptly thereafter as practicable, the Corporation shall issue and deliver to the holder of the Series A shares surrendered for conversion, or on his written order, a certificate for the number of full shares of Common Shares, issuable upon the conversion of such Series A shares and scrip in respect of any fraction of a share as provided in Paragraph (3) of this Section (g). The person in whose name the share certificate is to be issued shall be deemed to have become a holder of Common Shares of record on the conversion date. No adjustment to the Common Shares issued on conversion shall be made by reason of any accumulated dividends on the Series A shares converted.

(3) The Corporation shall not be required to issue fractional shares of Common Shares upon conversion of Series A shares. If more than one share of Series A shall be surrendered for conversion at one time by the same holder, the

number of full shares of Common Shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares so surrendered. If any fractional interest in a share of Common Shares would otherwise be deliverable upon the conversion of any Series A share, the corporation shall in lieu of delivering a fractional share therefor, issue registered scrip certificated for such fractional interests which shall carry with them no rights other than the right to be assigned, to be combined and divided and to be exchanged, when surrendered with other like certificates in amounts aggregating a full share or multiples thereof, for the full share or shares in lieu of which such scrip was issued. Such scrip shall expire on July 31, 1999.

(4) On or before April 24, 1997, the holders of Series A shares may convert any of their such holdings to Common Shares on a basis of one share of Series A for one Common Share.

From April 25, 1997, to April 24, 1999, the holders of Series A shares may convert any or all of their holding to Common Shares on a basis of one share of Series A for four/fifths of a Common Share.

(5) If the Corporation splits or combines the outstanding Common Shares, the conversion rate then in effect shall be proportionately increased in the case of a split or decreased in the case of a combination, so as appropriately to reflect the same, in each case as of the opening of business on the date following the date on which such split or combination became effective.

(6) Whenever the conversion rate is adjusted as above provided, the Corporation shall forthwith place on file with each transfer agent of the Series A shares, a statement signed by the President or a Vice-President of the Corporation and by its Treasurer or its Secretary or an Assistant Secretary showing in detail the facts requiring such adjustment and the conversion rate after such adjustment and shall exhibit the same from time to time to any holder of Series A shares desiring an inspection thereof.

(7) The issue of share certificates on conversion of Series A shares shall be without charge to the converting shareholder for any original issue tax in respect of the issue thereof. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares in any name other than the holder of Series A shares converted, and the Corporation shall not be required to issue or deliver any such share certificate unless and until the person or persons requesting the issue thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

(8) The Corporation hereby reserves and shall at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued shares, for the purpose of effecting the conversion of the Series A shares, such number of its duly authorized shares of Common Shares as shall from time to time be sufficient to effect the conversion of all outstanding Series A shares.

IN WITNESS WHEREOF, the undersigned officers of the Corporation, acting for and on behalf of said Corporation, have hereunto subscribed their respective names on April 21, 1993.

PASSPORT RETIREMENT, INC.

By David A. Tennant
President

By [signature], Secretary
Secretary

The State of Ohio

Bob Taft
Secretary of State

801461

Certificate

It is hereby certified that the Secretary of State of Ohio has custody of the Records of Incorporation and Miscellaneous Filings; that said records show the filing and recording of: ARF of:

PASSPORT RETIREMENT, INC.

Recorded on Roll H179 at Frame 0319 of the Records of Incorporation and Miscellaneous Filings.

United States of America
State of Ohio
Office of the Secretary of State

THE SEAL OF THE SECRETARY OF STATE OF OHIO
WITH GOD ALL THINGS ARE POSSIBLE

Witness my hand and the seal of the Secretary of State at Columbus, Ohio, this 14TH **day of** AUG, **A.D. 19**91.

Bob Taft

Bob Taft
Secretary of State

The State of Ohio

Bob Taft

Secretary of State

801461

Certificate

It is hereby certified that the Secretary of State of Ohio has custody of the Records of Incorporation and Miscellaneous Filings; that said records show the filing and recording of: ARF

of:

PASSPORT RETIREMENT, INC.

Recorded on Roll H179 at Frame 0319 of the Records of Incorporation and Miscellaneous Filings.

United States of America
State of Ohio
Office of the Secretary of State

Witness my hand and the seal of the Secretary of State at Columbus, Ohio, this 14TH **day of** AUG**,**
A.D. 19 91.

Bob Taft

Bob Taft
Secretary of State

H0179-0319

APPROVED
By MHP
Date 14 Aug 91
Amount $ 90

ARTICLES OF INCORPORATION
OF
PASSPORT RETIREMENT, INC.

The undersigned, who is a citizen of the United States desiring to form a corporation for profit under the General Corporation Law of Ohio, does hereby certify:

FIRST: The name of said Corporation is PASSPORT RETIREMENT, INC.

SECOND: The principal office is to be located in Columbus, Franklin County, Ohio.

THIRD: This Corporation is formed for the purpose of engaging in any lawful act or activity for which corporations may be formed under Sections 1701.01 to 1701.98, inclusive, of the Revised Code of Ohio.

FOURTH: The number of authorized shares of the Corporation is 3,000, consisting of the following classes:

(a) 1,000 Serial Preference Shares, issuable in series.

(b) 2,000 Common Shares.

The express terms of each such class of shares are as follows:

DIVISION A

Express Terms of the
Serial Preference Shares

Section 1. The Serial Preference Shares may be issued from time to time, the first series being the 6% Convertible Preference Shares, Series A, established in Division B. All shares of Serial Preference Shares shall be of equal rank and shall be identical, except in respect of the matters that may be fixed by the Board of Directors as hereinafter provided, and each share of each series shall be identical with all other shares of such series, except as to the date from which dividends are cumulative. Subject to the provisions of Section 2 to 8, both inclusive, of this Division, which provisions shall apply to all Serial Preference Shares, the Board of Directors hereby is authorized to cause such shares to be issued in one or more series and with respect to each such series (excepting 6% Convertible Preference Shares, Series A, established in Division B) prior to the issuance thereof to fix:

(a) The designation of the series, which may be by distinguishing number, letter or title.

(b) The number of shares of the series, which number the Board of Directors may (except where otherwise provided in the creation of the series) increase or decrease (but not below the number of shares thereof then outstanding).

(c) The annual dividend rate of the series.

(d) The dates at which dividends, if declared, shall be payable, and the dates from which dividends shall be cumulative.

(e) The redemption rights, obligations and price or prices, if any, for shares of the series.

(f) The terms and amount of any sinking fund which may be provided for the purchase or redemption of shares of the series.

(g) The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

(h) Whether the shares of the series shall be convertible into Common Shares and, if so, the conversion ration, any adjustments thereof, and all other terms and conditions upon which such conversion may be made.

(i) Restrictions (in addition to those set forth in Section 6(b) of this Division) on the issuance of shares of the same series or of any other class or series.

The Board of Directors is authorized to adopt from time to time amendments to the Articles of Incorporation fixing or changing, with respect to each such series, the matters described in clauses (a) to (i), both inclusive, of this Section 1 provided that as regards the 6% Convertible Preference Shares, Series A, established in Division B, the Board of Directors shall not change, add to or delete provisions thereof as stated in such Division B.

Section 2. The holders of Serial Preference Shares of each series, in preference to the holders of Common Shares and of any other class of shares ranking junior to the Serial Preference Shares, shall be entitled to receive out of any funds legally available and when, if and as declared by the Board of Directors dividends in cash at the rate for such series fixed, in the case of the 6% Convertible

Preference Shares, Series A, in Section 1 of Division B and fixed in the case of any other series in accordance with the provision of Section 1 of this Division and no more, payable on the dates fixed for such series. Any such dividends shall be cumulative, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series. No dividends may be paid upon or declared or set apart for any of the Serial Preference Shares for any quarterly dividend period unless at the same time a like proportionate dividend for the same quarterly dividend period, in proportion to the respective annual dividend rates fixed therefor, shall be paid upon or declared or set apart for all Serial Preference Shares of all series then issued and outstanding and entitled to receive such dividend.

Section 3. In no event so long as any Serial Preference Shares shall be outstanding shall any dividends in excess of 5¢ per share per year, except payable in Common Shares or other shares ranking junior to the Serial Preference Shares, be paid or declared or any distribution be made except as aforesaid on the Common Shares or any other shares ranking junior to the Serial Preference Shares, nor shall any Common Shares or any other shares ranking junior to the Serial Preference Shares be purchased, retired or otherwise acquired by the Corporation (except out of the proceeds of the sale of Common Shares or other shares ranking junior to the Serial Preference Shares received by the Corporation:

(a) Unless all accrued and unpaid dividends on Preference Shares, including the full dividends for the current quarterly dividend period, shall have been declared and paid or a sum sufficient for payment thereof set apart; and

(b) Unless there shall be no arrearages with respect to the redemption of Serial Preference Shares of any series in accordance with the redemption provisions of such Serial Preference Shares.

Section 4. (a) Subject to the express terms of each series, the Corporation may from time to time redeem all or any part of the Serial Preference Shares of any series at the time outstanding (i) at the option of the Board of Directors at the applicable redemption price for such series fixed in the case of the 6% Convertible Preference Shares, Series A, in Section (e) of Division B, and in the case of any other series in accordance with the provisions of Section 1 of this Division, or (ii) in fulfillment of the requirements of any sinking fund provided for shares of such series at the applicable sinking fund redemption price fixed in accordance with the provisions of Section 1 of the Division; together in each case with an amount equal to all dividends accrued and unpaid thereon to the redemption date.

(b) Notice of every such redemption shall be mailed, postage prepaid, to the holders of record of the Serial Preference Shares to be redeemed at their respective addresses then appearing on the books of the Corporation, not less than thirty (30) days nor more than sixty (60) days prior to the date fixed for such redemption. At any time before or after notice has been given as above provided, the Corporation may segregate on its books an amount equal to the aggregate redemption price of the shares of Serial Preference Shares to be redeemed for the purpose of such redemption. Upon the making of such segregation such holders shall cease to be shareholders with respect to such shares, and after such notice shall have been given and such deposit shall have been made, such holders shall have no interest in or claim against the Corporation with respect to such shares except only to receive such money without interest or the right to exercise, before the redemption date, any unexpired privileges of conversion. In case less than all of the outstanding shares of Serial Preference Shares are to be redeemed, the Corporation shall select pro rata or by lot the shares so to be redeemed in such manner as shall be prescribed by its Board of Directors.

If the holders of shares of Serial Preference Shares which shall have been called for redemption shall not, within six years after such segregation, claim the amount due for the redemption thereof, the Corporation shall be relieved of all responsibility in respect thereof and to such holders.

(c) Any shares of Serial Preference Shares which are redeemed by the Corporation pursuant to the provision of Section 4 and any shares of Serial Preference Shares which are purchased and delivered in satisfaction of any sinking fund requirements provided for shares of such series and any shares of Serial Preference Shares which are converted in accordance with the express terms thereof and any shares of Serial Preference Shares otherwise acquired by the Corporation shall be deemed retired.

Section 5. (a) The holders of Serial Preference Shares of all outstanding series shall, in case of voluntary liquidation, voluntary dissolution or voluntary winding up of the affairs of the Corporation, be entitled to receive in full out of the assets of the Corporation, including its capital, before any amount shall be paid or distributed among the holders of the Common Shares or any other shares ranking junior to the Serial Preference Shares, the amounts fixed with respect to the shares of the 6% Convertible Preference Shares, Series A, in Section (f) of Division B, and fixed with respect to the shares of any other series in

accordance with Section 1 of this Division; plus in either event an amount equal to all dividends declared and unpaid thereon to the date of payment of the amount due pursuant to such liquidation, dissolution or winding up of the affairs of the Corporation. In case the net assets of the Corporation legally available therefor are insufficient to permit the payment upon all outstanding shares of Serial Preference Shares of the full preferential amount to which they are respectively entitled, then such net assets shall be distributed ratably upon outstanding shares of Serial Preference Shares in proportion to the full preferential amount to which each such share is entitled.

After payment to holders of Serial Preference Shares of the full preferential amounts as aforesaid, holders of Serial Preference Shares as such shall have no right or claim to any of the remaining assets of the Corporation.

In case of involuntary liquidation, involuntary dissolution or involuntary winding up of the affairs of the Corporation, the holders of Serial Preference Shares shall, as such holders, (except with respect to any series as to which the Board of Directors shall have otherwise provided pursuant to Section 1 (g) of the Division A, and solely to the extent of such provision) receive distribution of the assets of the Corporation ratably with the holders of shares of all other classes, share for share, without distinction by reason of class.

(b) The merger or consolidation of the Corporation into or with any other corporation, or the merger of any other corporation into it, or the sale, lease or conveyance of all or substantially all the property or business of the Corporation, shall not be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section 5.

Section 6. (a) The holders of Serial Preference Shares shall be entitled to one vote for each share; and, except as otherwise provided herein or required by law, the holders of Serial Preference Shares and the holders of Common Shares shall vote together as one class on all matters.

(b) To the extent not forbidden by statute, the vote or consent of the holders of at least a majority of the shares of Serial Preference Shares at the time outstanding, given in person or by proxy either in writing or at a meeting called for the purpose at which the holders of Serial Preference Shares shall vote separately as a class, shall be necessary to effect any one or more of the following (but so far as the holders of Serial Preference Shares are concerned, such action may be effected with such vote or consent):

(i) Any amendment, alteration or repeal of any of the provisions of the Articles of Incorporation or of the Regulations of the Corporation which affects adversely the voting powers, rights of preferences of the holders of Serial Preference Shares; provided, however, that for the purpose of this clause (i) only, neither the amendment of the Articles of Incorporation so as to authorize or create, or to increase the authorized or outstanding amount of any shares of any class ranking junior to the Serial Preference Shares, which is not contrary to the provision of any amendment to the Articles of Incorporation authorizing a series of preferred shares, nor the amendment of The Articles of Incorporation for an increase in the authorized number of shares of Serial Preference Shares, nor the amendment of the provisions of the Regulations so as to increase the number of Directors of the Corporation shall be deemed to affect adversely the voting powers, rights or preferences of the holders of Serial Preference Shares; and provided further, that if such amendment, alteration or repeal affects adversely the rights or preferences of one or more but not all series of Serial Preference Shares at the time outstanding, only the vote or consent of the holders of at least a majority of the number of the shares at the time outstanding of the series so affected shall be required;

(ii) The authorization or creation of, or the increase in the authorized amount of, any shares of any class, or any security convertible into shares of any class, ranking prior to the Serial Preference Shares.

Section 7. For the purpose of this Division A:

Whenever reference is made to shares "ranking prior to the Serial Preference Shares" or "on a parity with the Serial Preference Shares", such reference shall mean and include all shares of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends or as to distributions in the event of a voluntary liquidation, dissolution or winding up of the affairs of the Corporation are given preference over, or rank on an equality with (as the case may be) the rights of the holders of Serial Preference Shares; and whenever reference is made to shares "ranking junior to the Serial Preference Shares", such reference shall mean and include all shares of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends and as to distributions in the event of a voluntary liquidation, dissolution or winding up of the affairs of the Corporation are junior and subordinate to the rights of the holders of Serial Preference Shares.

DIVISION B

Express Terms of the 6% Convertible Preference Shares, Series A

There is hereby established a first series of Serial Preference Shares to which the following provisions shall be applicable:

(a) Designation of Series. The series shall be designated "6% Convertible Preference Shares, Series A" (hereinafter called "Series A").

(b) Number of Shares. The number of shares of Series A is 500, which number the Board of Directors may increase or decrease (but not below the number of shares of the series then outstanding).

(c) Dividend Rate. The dividend rate of Series A is $1.20 per share per annum, commencing 1991, provided that earnings are available therefore.

(d) Dividend Payment Dates; Cumulation Dates. The dates at which dividends on the Series A shares shall be payable are December 15, 1991, and of each year thereafter. Dividends on Series A shares shall be cumulative from and after the date of issuance thereof.

(e) Redemption Prices. The Series A shares shall not be redeemable by the Corporation prior to December 17, 1994. Thereafter, the Series A shares may be redeemable by the Corporation for $20.00 per share in cash until December 17, 2002, at which time all the outstanding Series A shares shall be redeemed by the Corporation for $20.00 per share in cash.

(f) Liquidation Rights. The amount payable on the Series A shares in the event of voluntary liquidation, dissolution or winding up of the affairs of the Corporation shall be $20.00 per share; and in the case of involuntary liquidation, involuntary dissolution or involuntary winding up of the affairs of the Corporation, the holders of the Series A shares shall, as such holders, (except with respect to any series as to which the Board of Directors shall have otherwise provided pursuant to Section 1 (g) of Division A, and solely to the extent of such provision) receive distribution of the assets of the Corporation ratably with the holders of shares of all other classes, share for share, without distinction by reason of class.

(g) Conversion Rights.

(1) Subject to and upon compliance with the provisions of this Section (g), the Series A shares may at the option of the holder at any time prior to December 17, 1998, or, in the case of shares called for redemption, (until and including the day prior to the date fixed for redemption but not thereafter if payment of the redemption price has been duly provided for by the date fixed for redemption) be converted into shares of Common Shares as provided in this Division B.

(2) The holder of each share of Series A may exercise the conversion privilege in respect thereof by delivering to any transfer agent of the Series A shares (A) the certificate for the share to be converted and (B) written notice that the holder elects to convert such share and stating the name or names (with address) in which the certificate for Common Shares is to be issued. Conversion shall be deemed to have been effected on the date when such delivery is made, and such date is referred to in this Section (g) as the "conversion date". On the conversion date or as promptly thereafter as practicable, the Corporation shall issue and deliver to the holder of the Series A shares surrendered for conversion, or on his written order, a certificate for the number of full shares of Common Shares, issuable upon the conversion of such Series A shares and scrip in respect of any fraction of a share as provided in Paragraph (3) of this Section (g). The person in whose name the share certificate is to be issued shall be deemed to have become a holder of Common Stock of record on the conversion date. No adjustment to the Common Shares issued on conversion shall be made by reason of any accumulated dividends on the Series A shares converted.

(3) The Corporation shall not be required to issue fractional shares of Common Shares upon conversion of Series A shares. If more than one share of Series A shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares so surrendered. If any fractional interest in a share of Common Shares would otherwise be deliverable upon the conversion of any Series A share, the Corporation shall in lieu of delivering a fractional share therefor, issue registered

scrip certificated for such fractional interests which shall carry with them no rights other than the right to be assigned, to be combined and divided and to be exchanged, when surrendered with other like certificates in amounts aggregating a full share or multiples thereof, for the full share or shares in lieu of which such scrip was issued. Such scrip shall expire on March 31, 1999

(4) On or before December 16, 1996, the holders of Series A shares may convert any of their such holdings to Common Shares on a basis of one share of Series A for one Common Share.

From December 17, 1996, to December 16, 1998, the holders of Series A shares may convert any or all of their holdings to Common Shares on a basis of one share of Series A for four/fifths of a Common Share.

(5) If the Corporation splits of combines the outstanding Common Shares, the conversion rate then in effect shall be proportionately increased in the case of a split or decreased in the case of a combination, so as appropriately to reflect the same, in each case as of the opening of business on the date following the date on which such split or combination became effective.

(6) Whenever the conversion rate is adjusted as above provided, the Corporation shall forthwith place on file with each transfer agent of the Series A shares, a statement signed by the President or a Vice-President of the Corporation and by its Treasurer or its Secretary or an Assistant Secretary showing in detail the facts requiring such adjustment and the conversion rate after such adjustment and shall exhibit the same from time to time to any holder of Series A shares desiring an inspection thereof.

(7) The issue of share certificates on conversion of Series A shares shall be without charge to the converting shareholder for any original issue tax in respect of the issue thereof. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares in any name other than the holder of Series A shares converted, and the

Corporation shall not be required to issue or deliver any such share certificate unless and until the person or persons requesting the issue thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

(8) The Corporation hereby reserves and shall at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued shares, for the purpose of effecting the conversion of the Series A shares, such number of its duly authorized shares of Common Shares as shall from time to time be sufficient to effect the conversion of all outstanding Series A shares.

DIVISION C

Express Terms of the Common Shares

The Common Shares shall be subject to the express terms of the Serial Preference Shares, and each series thereof including the Series A shares. Each Common Share shall be equal to every other Common Share. The holders of Common Shares shall be entitled to one vote for each Common Share held upon all matters presented to the shareholders.

FIFTH: The shares of every class of this Corporation shall be shares without par value.

SIXTH: The amount of stated capital with which the Corporation shall begin business is $500.00.

SEVENTH: A director or officer of the Corporation shall not be disqualified by his office from dealing or contracting with the Corporation as a vendor, purchaser, employee, agent, or otherwise. No transaction, contract, or other act of the Corporation shall be void or voidable or in any way affected or invalidated by reason of the fact that any director or officer, or any partnership, firm, corporation, or trust in which such director or officer is a partner, member, shareholder, employee, director, officer, beneficiary, or trustee, is in any way interested in such transaction, contract, or other act, provided that the fact that such director, officer, partnership, firm, corporation, or trust is so interested shall be disclosed or shall be known to the Board of Directors or a majority of such members thereof as shall be present at any meeting of the Board of Directors, or any committee of directors having the powers of the full Board of Directors, at which action upon

any such transaction, contract, or other act shall be taken; nor shall such director or officer be accountable or responsible to the Corporation for or in respect of any such transaction, contract or other act of the Corporation or for any gains or profits realized by him by reason of the fact that he or any firm of which he is a member or any corporation or trust of which he is a beneficiary, shareholder, director, officer, or trustee is interested in such transaction, contract, or other act; and any such director may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the Corporation which shall authorize or take action in respect of any such transaction, contract or other act, and may vote thereat to authorize, ratify or approve any such transaction, contract or other act with like force and effect as if he or any firm of which he is a member or any corporation or trust of which he is a beneficiary, shareholder, director, officer, or trustee were not interested in such transaction, contract or other act.

EIGHTH: The Corporation may purchase, from time to time, and to the extent permitted by the laws of Ohio, shares of any class of shares issued by it. Such purchases may be made either in the open market or at private or public sale in such manner and amounts, from such holder or holders of outstanding shares of the Corporation, and at such prices as the Board of Directors of the Corporation shall from time to time determine, and the Board of Directors is hereby empowered to authorize such purchases from time to time without any vote of the holders of any class of shares now or hereafter authorized and outstanding at the time of any such purchase.

NINTH: Notwithstanding any provision of the Laws of Ohio now or hereafter in force requiring for any purpose the vote of the holders of shares entitling them to exercise two-thirds (2/3), or any other proportion, of the voting power of the Corporation or of any class or classes of shares thereof, such action, unless otherwise expressly required by statute may be taken by vote of the holders of shares entitling them to exercise a majority of the voting power of the Corporation or of such class or classes.

TENTH: Except as otherwise provided herein, every person who is or has been a director or officer of the Corporation, and his heirs and legal representative is hereby indemnified by the Corporation against expenses and liabilities actually and necessarily incurred by him in connection with the defense of either (1) any action, suit or proceeding to which he may be a party defendant, or (2) any claim of liability asserted against him, by reason of his being or having been a director or officer of the Corporation. Without limitation, the term "expenses"

includes any amount paid or agreed to be paid in satisfaction of a judgment or in settlement of a judgment or claim of liability other than any amount paid or agreed to be paid to the Corporation itself. The Corporation does not, however, indemnify any director or officer in respect of any matter as to which he shall be finally adjudged liable for negligence or misconduct in the performance of his duties as such director or officer, nor, in the case of a settlement, unless such settlement shall be found to be in the interest of the Corporation by (1) the court having jurisdiction of the action, suit or proceedings against such director or officer or of a suit involving his right to indemnification, or (2) a majority of the directors of the Corporation then in office other than those involved in such matter (whether or not such majority constitutes a quorum), or, if there are not at least two directors of the Corporation then in office, other than those involved in such matter, by a majority of a committee (selected by the Board of Directors) of three or more shareholders of the Corporation who are not directors of officers, provided that such indemnity in case of a settlement shall not be allowed by such director or committee of shareholders unless it is found by independent legal counsel (meaning a lawyer who is not a director, officer or employee of the Corporation, and is not a partner or professional associate of a director, officer or employee of the Corporation) that such settlement is reasonable in amount and in the best interests of the Corporation. The foregoing right of indemnification shall be in addition to all rights to which any director or officer may be entitled as a matter of law. Each person (including a director or officer of any other corporation) who at the request of the Corporation, or officer of any other corporation in which the Corporation owns shares or of which it is a creditor, may, by action of the Board of Directors, be indemnified by the Corporation to the same extent that directors and officers of the Corporation are indemnified by this Article.

ELEVENTH: No holder of any shares of the Corporation shall be entitled, as a matter of right, to purchase, subscribe for, or otherwise acquire any new or additional shares of the Corporation of any class or any options or warrants to purchase, subscribe or otherwise acquire shares of the Corporation.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of August, 1991.

David A. Tenwick

David A. Tenwick
Incorporator

ORIGINAL APPOINTMENT OF STATUTORY AGENT

The undersigned, being the sole incorporator of Passport Retirement, Inc., hereby appoints Jacob I. Rosenbaum to be statutory agent upon whom any process, notice or demand required or permitted by statute to be served upon the corporation may be served.

Complete address of the agent is as follows:

ARTER & HADDEN
1100 Huntington Building
Cleveland, Ohio 44115-1475

Date: August 14, 1991

David A. Tenwick
Incorporator